Exhibit 10.6

June 22, 2023

Arthur Wasson

Dear Arthur:

We are pleased to make the following offer of employment to you:

Title:	Executive Vice President, Head of Treasury Management Services
Status:	Regular Full-Time
Annual Base Salary:	$295,000.00
FLSA Classification:	Exempt
Restricted Stock:	15,500 shares, 100% vesting 3 years after grant date
Start Date:	August 1, 2023
Offer Expiration Date:	June 26, 2023
Reports to:	Chairman and Chief Executive Officer
Location:	North Carolina
PTO:	Unlimited
Benefits:	Medical, dental, vision, life/disability insurance, and more

Incentive Bonus

2023 Incentive Bonus Opportunity of 65% of base as target

Employment with the Bank is on an “at will” basis. This offer is contingent upon the Bank obtaining favorable results of a background search.

Should you have any questions, please feel free to contact me at [________________].

Sincerely,

/s/ Mark Mordell
Mark Mordell Chairman and Chief Executive Officer

AGREED AND ACCEPTED:

/s/ Arthur Wasson	6/23/2023
Arthur Wasson	Date

1732 North 1st Street, 6th Floor, San Jose, CA 95112	Telephone 408.200.7390 Fax 408.200.7399